UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 3, 2010

Marsh & McLennan Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

(212) 345-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 3, 2010, Marsh & McLennan Companies, Inc. (“MMC”) completed the previously reported sale (the “Stock Sale”) to Altegrity, Inc. (“Altegrity”) of 100% of the issued and outstanding shares of MMC’s indirect wholly-owned subsidiary, Kroll Inc. (together with its direct or indirect subsidiaries, “Kroll”) pursuant to the terms of the Stock Purchase Agreement, dated as of June 6, 2010 (the “Purchase Agreement”), by and between MMC and Altegrity. There are no material relationships between MMC or its affiliates and Altegrity, other than in respect of the Stock Sale.

MMC received net cash proceeds at the closing of the Stock Sale of approximately $1.13 billion, before taking into account a preliminary adjustment based on Kroll’s estimated working capital at closing.

MMC classified Kroll as a discontinued operation in the second quarter of 2010. This classification is reflected in MMC’s unaudited consolidated income statements for the three month periods ended June 30, 2010 and 2009, as set forth in MMC’s Quarterly Report Form 10-Q for the three and six months ended June 30, 2010. MMC’s unaudited pro forma consolidated financial statements and related descriptions of pro-forma adjustments and notes are attached as Exhibit 99.1 hereto. This pro forma information is intended to provide investors with information about how the Stock Sale might have affected MMC’s historical financial position and results of operations.

The foregoing summary of certain terms of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to MMC’s Quarterly Report on Form 10-Q for the three months ended June 30, 2010, and is incorporated herein by reference.

Item 8.01	Other Events

On August 3, 2010, MMC issued a press release announcing the closing of the Stock Sale. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of Marsh & McLennan Companies, Inc. specified in Article 11 of Regulation S-X are attached as Exhibit 99.1.

(d)	Exhibits

99.1	Marsh & McLennan Companies, Inc. Unaudited Pro Forma Consolidated Financial Statements.

99.2	Press Release, dated August 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

Date: August 9, 2010	By:	/s/ LUCIANA FATO
		Name:	Luciana Fato
		Title:	Deputy General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Marsh & McLennan Companies, Inc. Unaudited Pro Forma Consolidated Financial Statements.

99.2	Press Release, dated August 3, 2010.

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